SCHEDULE 14A INFORMATION
  Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                                     1934
                             (Amendment No.     )

Filed by the Registrant <checked-box>
Filed by a party other than the Registrant <square>

Check the appropriate box:
<square>  Preliminary Proxy Statement
<square>  Confidential, for Use of the Commission Only (as permitted by Rule
          14a-6(e)(2))
<checked-box>  Definitive Proxy Statement
<square>  Definitive Additional Materials
<square>  Soliciting Material Pursuant to <square>  <section>240.14a-11(c)
     or <square>  <section>240.14a-12

                        JUNO ACQUISITIONS, INC.
           (Name of Registrant as Specified In Its Charter)

   _________________________________________________________________
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

<checked-box>  No fee required
<square>  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-
11

     1) Title of each class of securities to which transaction applies:_______________________________________________
     2) Aggregate number of securities to which transaction applies:_______________________________________________
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):__________________________
     4)    Proposed maximum aggregate value of transaction:_______
     5)    Total fee paid:________________________________________

<square> Fee paid previously with preliminary materials.

<square> Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)    Amount Previously Paid:________________________________
     2)    Form, Schedule or Registration Statement No.:__________
     3)    Filing Party:__________________________________________
     4)    Date Filed:____________________________________________

                             JUNO ACQUISITIONS, INC.

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                          TO BE HELD NOVEMBER 7, 1997

To Our Stockholders:

You are invited to attend a Special Meeting of Stockholders (the "Meeting") of JUNO ACQUISITIONS, INC., a Nevada corporation (the "Company"), to be held on Friday, November 7, 1997, at 10:00 a.m., local time, at 300 Capitol Mall, Suite 1100, Sacramento, California 95814, to consider and act upon the following matters:

     1.    To   approve   an  amendment  to  Article  FIRST  of  the  Company's
           Certificate of Incorporation to change the Company's name from Juno Acquisitions, Inc. to AremisSoft Corporation.

     2. To consider and act upon such other matters as may properly come before the Meeting.

Proposal No. 1 is more fully described in the accompanying Proxy Statement.

Only stockholders of record at the close of business on October 24, 1997 are entitled to notice of and to vote at the Meeting and any adjournment thereof.

In order that your shares may be represented at this Meeting, please sign and return the enclosed Proxy promptly by mail to the Company at 3323 Watt Avenue, Suite 150, Sacramento, California 95821, USA, or by facsimile to (916) 442-3442.

                                 BY ORDER OF THE BOARD OF DIRECTORS


                                 Dr. Lycourgos K. Kyprianou
                                 Chief Executive Officer

Sacramento, California
October 27, 1997


WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE BY MAIL TO THE COMPANY AT 3323 WATT AVENUE, SUITE 150, SACRAMENTO, CALIFORNIA 95821, USA, OR BY FACSIMILE TO (916) 442-3442. IF YOU ARE ABLE TO ATTEND THE MEETING AND WISH TO VOTE YOUR SHARES PERSONALLY, YOU MAY DO SO AT ANYTIME BEFORE THE PROXY IS EXERCISED.

                            JUNO ACQUISITIONS, INC.
                          3323 WATT AVENUE, SUITE 150
                         SACRAMENTO, CALIFORNIA 95821


                                PROXY STATEMENT

GENERAL

This Proxy Statement is furnished to holders of Common Stock and Preferred Stock of Juno Acquisitions, Inc., a Nevada corporation (the "Company"), in connection with the solicitation by the Company's Board of Directors of proxies to be voted at a Special Meeting of Stockholders to be held on Friday, November 7, 1997 or at any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders. The Special Meeting will be held at 10:00 a.m. local time, at the offices of Bartel Eng Linn & Schroder, counsel for the Company, located at 300 Capitol Mall, Suite 1100, Sacramento, California 95814. The Company's Proxy Statement and form of proxy are being mailed or delivered to stockholders of the Company on approximately October 27, 1997.

If a stockholder has shares under an US Individual Retirement Account ("IRA") arrangement, the enclosed proxy card will serve as voting instructions for the shares held in an IRA as well as shares registered solely in the stockholder's name.

VOTING SECURITIES

Only stockholders of record on the books of the Company at the close of business on October 24, 1997 will be entitled to vote at the Special Meeting. At the close on that date, there were outstanding 14,881,563 shares of Common Stock and 1,925,000 shares of Preferred Stock of the Company. Each share of Common Stock and Preferred Stock is entitled to one vote, voting together, upon each of the matters to be presented at the Special Meeting.

REQUIRED VOTE

The representation in person or by proxy of at least a majority of the outstanding shares entitled to vote is necessary to provide a quorum at the Special Meeting. Abstentions and broker non-votes are counted as present in determining whether the quorum requirement is satisfied. Since the amendment to the Certificate of Incorporation requires the approval of a majority of the outstanding shares of Common Stock and Preferred Stock, voting together, abstentions will have the effect of a negative vote.

REVOCABILITY OF PROXIES

Shares represented by a duly executed proxy in the accompanying form received by the Board of Directors prior to the Meeting will be voted at the Meeting. Any such proxy may be revoked at any time prior to exercise by written request delivered to the Secretary of the Company stating that the proxy is revoked, by the execution and submission of a later dated proxy, or by voting in person at the Meeting. If a stockholder specifies a choice with respect to any matter to be voted upon by means of the ballot provided in the accompanying form of proxy, the shares will be voted in accordance with the specification so made. If the endorsed proxy does not specify how the shares represented thereby are to be voted, the proxy will be voted as recommended by the Board of Directors.

SOLICITATION OF PROXIES

The expense of soliciting proxies will be borne by the Company. The principal solicitation of proxies is being made by mail and personal delivery. However, additional solicitations may be made by telephone, telegram, or other means by directors, officers, employees, or agents of the Company. No additional compensation will be paid to these individuals for any such services.

                                PROPOSAL NO. 1

                       CHANGE OF THE COMPANY'S NAME FROM
               JUNO ACQUISITIONS, INC. TO AREMISSOFT CORPORATION

The Company, which was previously a corporation without operating activity, recently acquired L.K. Global Information Systems BV, a Netherlands corporation, in a reverse stock acquisition. The new business of the Company is the development and sale of software and information systems on a global basis. In light of the change in the Company's business and operating activities, the Company has decided to change its name to AremisSoft Corporation. The Company believes that the change in name will better reflect the Company's business.

If the proposed amendment is approved by the holders of a majority of the outstanding shares of Common Stock and Preferred Stock, as a single class, Article FIRST will read as follows:

     "FIRST:  The name of the corporation is AremisSoft Corporation."

LK Global (Holdings) NV owns 66.6% of the voting power of the Company's Common Stock and Preferred Stock combined and intends to vote for Proposal No. 1.

RECOMMENDATION

The Board of Directors unanimously recommends a vote FOR this Proposal No. 1.


                                OTHER MATTERS

As of the date of this proxy statement, there are no other matters which the Board of Directors intends to present or has reason to believe others will present at the Special Meeting of Stockholders. If other matters properly come before the Special Meeting, that person named in the accompanying proxy will vote in accordance with their judgment.


                                 BY ORDER OF THE BOARD OF DIRECTORS


                                 Dr. Lycourgos K. Kyprianou
                                 President and Chief Executive Officer

Sacramento, California
October 27, 1997

                            JUNO ACQUISITIONS, INC.

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS

              Special Meeting of Stockholders -- November 7, 1997


     The undersigned stockholder of JUNO ACQUISITIONS, INC. (the "Company"), revoking all previous proxies, hereby appoints Dr. Lycourgos K. Kyprianou, or Scott E. Bartel, or Daniel B. Eng, or any of them, as proxies of the undersigned, and authorizes them to vote all shares of the Company's Common Stock and Preferred Stock held of record by the undersigned as of the close of business on October 24, 1997 at the Special Meeting of Stockholders of the Company to be held on Friday, November 7, 1997, at 10:00 a.m., local time, at 300 Capitol Mall, Suite 1100, Sacramento, California 95814, and at any adjournment(s) or postponement(s) thereof (the "Special Meeting"), according to the votes the undersigned would be entitled to cast if then personally present.

     This  proxy,  when properly executed, will be voted in the manner directed
herein by the undersigned  stockholder.   IF  NO DIRECTION IS GIVEN, THIS PROXY
WILL BE VOTED "FOR" PROPOSAL 1 BELOW:

1. A proposal to amend the Company's Certificate of Incorporation to change the Company's name from Juno Acquisitions, Inc. to AremisSoft Corporation.

                       <square>   <square>   <square>
                          FOR      AGAINST    ABSTAIN


2. The authority of the proxy, in his discretion, to vote on such other business as may properly come before the Special Meeting, or any adjournment(s) or postponement(s) thereof.

     THE UNDERSIGNED HEREBY  ACKNOWLEDGES  RECEIPT  OF  NOTICE  OF  THE SPECIAL
MEETING AND THE PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH. The undersigned also hereby ratifies all that the said proxy may do by virtue hereof and hereby confirms that this proxy shall be valid and may be voted regardless of whether the stockholder's name is signed as set forth below or a seal affixed or the descriptions, authority or capacity of the person signing is given or any other defect of signature exits.

                                 DATED: ____________________, 1997


                                 (Stockholder's Signature)


                                 Print Name

                                 (Stockholder's Signature)


                                 Print Name

                                 NOTE: PLEASE MARK, DATE, AND SIGN THIS PROXY AND RETURN IT BY MAIL TO THE COMPANY AT 3323 WATT AVENUE, SUITE 150, SACRAMENTO, CALIFORNIA 95821, USA, OR BY FACSIMILE TO (916) 442-3442.
                                 Please sign this Proxy exactly as the name appears in the address below. If shares are registered in more than one name, all owners should sign. If signing in a fiduciary or representative capacity, such as attorney-in-fact, executor, administrator, trustee or guardian, please give full title and attach evidence of authority. If signer is a corporation, please sign the full corporate name and an authorized officer should sign his name and title and affix the corporate seal.

                                 STOCKHOLDER'S ADDRESS:







PLEASE COMPLETE, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY BY MAIL TO THE COMPANY AT 3323 WATT AVENUE, SUITE 150, SACRAMENTO, CALIFORNIA 95821, USA, OR BY FACSIMILE TO (916) 442-3442 REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING.